                                                                    EXHIBIT 99.1

                         UNITED STATES DISTRICT COURT
                          FOR THE DISTRICT OF COLUMBIA
____________________________________
                                   )
UNITED STATES OF AMERICA,          )
                                   )
          Plaintiff,               )
                                   )
          v.                       )         Civil Action No. 98-1232 (TPJ)
                                   )
MICROSOFT CORPORATION,             )
                                   )
          Defendant.               )
___________________________________)
                                   )
STATE OF NEW YORK, et al.,         )
                   -- ---          )
                                   )
          Plaintiffs,              )
                                   )
          v.                       )
                                   )
MICROSOFT CORPORATION,             )
                                   )
  Defendant.                       )
___________________________________)         Civil Action No. 98-1233 (TPJ)
                                   )
MICROSOFT CORPORATION,             )
                                   )
          Counterclaim-Plaintiff,  )
                                   )
5.                                 )
                                   )
ELIOT SPITZER, attorney general of )
     the State of New York, in his )
     official capacity, et al.,    )
                        -- ---     )
                                   )
          Counterclaim-Defendants. )
___________________________________)


                                 FINAL JUDGMENT
                                 --------------

     Plaintiff, United States of America, having filed its complaint herein on May 18, 1998;

     Plaintiff States, having filed their complaint herein on the same day;

     Defendant Microsoft Corporation ("Microsoft") having appeared and filed its answer to such complaints;

     The Court having jurisdiction of the parties hereto and of the subject matter hereof and having conducted a trial thereon and entered Findings of Fact on November 5, 1999, and Conclusions of Law on April 3, 2000;

     The Court having entered judgment in accordance with the Findings of Fact and the Conclusions of Law on April 3, 2000, that Microsoft has violated (S)(S) 1 and 2 of the Sherman Act, 15 U.S.C. (S)(S) 1, 2, as well as the following state law provisions: Cal Bus. & Prof. Code (S)(S) 16720, 16726, 16727, 17200; Conn. Gen. Stat. (S)(S) 35-26, 35-27, 35-29; D.C. Code (S)(S) 28-4502, 28-4503;
Fla. Stat. chs. 501.204(1), 542.18, 542.19; 740 Ill. Comp. Stat. ch. 10/3; Iowa
Code (S)(S) 553.4, 553.5; Kan. Stat. (S)(S) 50-101 et seq.; Ky. Rev. Stat.
(S)(S) 367.170, 367.175; La. Rev. Stat. (S)(S) 51:122, 51:123, 51:1405; Md. Com.
Law II Code Ann. (S) 11-204; Mass. Gen. Laws ch. 93A, (S) 2; Mich. Comp. Laws
(S)(S) 445.772, 445.773; Minn. Stat. (S) 325D.52; N.M. Stat. (S)(S) 57-1-1, 57-
1-2; N.Y. Gen. Bus. Law (S) 340; N.C. Gen. Stat. (S)(S) 75-1.1, 75-2.1; Ohio
Rev. Code (S)(S) 1331.01, 1331.02; Utah Code (S) 76-10-914; W.Va. Code (S)(S)
47-18-3, 47-18-4; Wis. Stat. (S) 133.03(1)-(2); and

     Upon the record at trial and all prior and subsequent proceedings herein, it is this _____ day of June, 2000, hereby:

     ORDERED, ADJUDGED, AND DECREED as follows:

2.   Divestiture

     1. Not later than four months after entry of this Final Judgment, Microsoft shall submit to the Court and the Plaintiffs a proposed plan of divestiture. The Plaintiffs shall submit any objections to the proposed plan of divestiture to the Court within 60 days of receipt of the plan, and Microsoft shall submit its response within 30 days of receipt of the plaintiffs' objections.

     2. Following approval of a final plan of divestiture by the Court (the "Plan")/1/ (and the expiration of the stay pending appeal set forth in section 6.a), Microsoft shall implement such Plan.

     3. The Plan shall provide for the completion, within 12 months of the expiration of the stay pending appeal set forth in section 6.a., of the following steps:

          1. The separation of the Operating Systems Business from the Applications Business, and the transfer of the assets of one of them (the "Separated

______________________
     /1/  Definitions of capitalized terms are set forth in section 7, below.

               Business") to a separate entity along with (a) all personnel, systems, and other tangible and intangible assets (including Intellectual Property) used to develop, produce, distribute, market, promote, sell, license and support the products and services of the Separated Business, and (b) such other assets as are necessary to operate the Separated Business as an independent and economically viable entity.

          2. Intellectual Property that is used both in a product developed, distributed, or sold by the Applications Business and in a product developed, distributed, or sold by the Operating Systems Business as of April 27, 2000, shall be assigned to the Applications Business, and the Operating Systems Business shall be granted a perpetual, royalty-free license to license and distribute such Intellectual Property in its products, and, except with respect to such Intellectual Property related to the Internet browser, to develop, license and distribute modified or derivative versions of such Intellectual Property, provided that the Operating Systems Business does not grant rights to such versions to the Applications Business. In the case of such Intellectual Property that is related to the Internet browser, the license shall not grant the Operating Systems Business any right to develop, license, or distribute modified or derivative versions of the Internet browser.

          3. The transfer of ownership of the Separated Business by means of a distribution of stock of the Separated Business to Non-Covered Shareholders of Microsoft, or by other disposition that does not result in a Covered Shareholder owning stock in both the Separated Business and the Remaining Business.

     4.   Until Implementation of the Plan, Microsoft shall:

          1. preserve, maintain, and operate the Operating Systems Business and the Applications Business as ongoing, economically viable businesses, with management, sales, products, and operations of each business held as separate, distinct and apart from one another as they were on April 27, 2000, except to provide the accounting, management, and information services or other necessary support functions provided by Microsoft prior to the entry of this Final Judgment;

          2. use all reasonable efforts to maintain and increase the sales and revenues of both the products produced or sold by the Operating Systems Business and those produced or sold by the Applications Business prior to the Implementation of the Plan and to support research and development and business development efforts of both the Operating Systems Business and the Applications Business;

          3. take no action that undermines, frustrates, interferes with, or makes more difficult the divestiture required by this Final Judgment without the prior approval of the Court; and

          4. file a report with the Court 90 days after entry of this Final Judgment on the steps Microsoft has taken to comply with the requirements of this section 1.d.

3.   Provisions Implementing Divestiture

     1. After Implementation of the Plan, and throughout the term of this Final Judgment, neither the Operating Systems Business nor the Applications Business, nor any member of their respective Boards of Directors, shall acquire any securities or assets of the other Business; no Covered Shareholder holding securities of either the Operating Systems Business or the Applications Business shall acquire any securities or assets of or shall be an officer, director, or employee of the other Business; and no person who is an officer, director, or employee of the Operating Systems Business or the Applications Business shall be an officer, director, or employee of the other Business.

     2. After Implementation of the Plan and throughout the term of this Final Judgment, the Operating Systems Business and the Applications Business shall be prohibited from:

          1. merging or otherwise recombining, or entering into any joint venture with one another;

          2. entering into any Agreement with one another under which one of the Businesses develops, sells, licenses for sale or distribution, or distributes products or services (other than the technologies referred to in the following sentence) developed, sold, licensed, or distributed by the other Business;

          3. providing to the other any APIs, Technical Information, Communications Interfaces, or technical information that is not simultaneously published, disclosed, or made readily available to ISVs, IHVs, and OEMs; and

          4. licensing, selling or otherwise providing to the other Business any product or service on terms more favorable than those available to any similarly situated third party.

          Section 2.b.ii shall not prohibit the Operating Systems Business and the Applications Business from licensing technologies (other than Middleware Products) to each other for use in each others' products or services provided that such technology (i) is not and has not been separately sold, licensed, or offered as a product, and (ii) is licensed on terms that are otherwise consistent with this Final Judgment.

     3. Three months after Implementation of the Plan and once every three months thereafter throughout the term of this Final Judgment, the Operating Systems Business and the Applications Business shall file with the Plaintiffs a copy of each Agreement (and a memorandum describing each oral Agreement) entered into between them.

     4. Throughout the term of this Final Judgment, Microsoft, the Operating Systems Business and the Applications Business shall be prohibited from taking adverse action against any person or entity in whole or in part because such person or entity provided evidence in this case.

     5. The obligations and restrictions set forth in sections 3 and 4 herein shall, after the Implementation of the Plan, apply only to the Operating Systems Business.

4. Provisions In Effect Until Full Implementation of the Plan of Divestiture . The provisions in this section 3 shall remain in effect until the earlier of three years after the Implementation of the Plan or the expiration of the term of this Final Judgment.

     1.   OEM Relations.

          1. Ban on Adverse Actions for Supporting Competing Products. Microsoft shall not take or threaten any action adversely affecting any OEM (including but not limited to giving or withholding any consideration such as licensing terms; discounts; technical, marketing, and sales support; enabling programs; product information; technical information; information about future plans; developer tools or developer support; hardware certification; and permission to display trademarks or logos) based directly or indirectly, in whole or in part, on any actual or contemplated action by that OEM:

     (1) to use, distribute, promote, license, develop, produce or sell any product or service that competes with any Microsoft product or service; or

          (2) to exercise any of the options or alternatives provided under this Final Judgment.

     2. Uniform Terms for Windows Operating System Products Licensed to Covered OEMs. Microsoft shall license Windows Operating System Products to Covered OEMs pursuant to uniform license agreements with uniform terms and conditions and shall not employ market development allowances or discounts in connection with Windows Operating System Products. Without limiting the foregoing, Microsoft shall charge each Covered OEM the applicable royalty for Windows Operating System Products as set forth on a schedule, to be established by Microsoft and published on a web site accessible to plaintiffs and all Covered OEMs, that provides for uniform royalties for Windows Operating System Products, except that -

          (1) the schedule may specify different royalties for different language versions, and

          (2) the schedule may specify reasonable volume discounts based upon actual volume of total shipments of Windows Operating System Products.

               Without limiting the foregoing, Microsoft shall afford Covered OEMs equal access to licensing terms; discounts; technical, marketing, and sales support; product information; technical information; information about future plans; developer tools or developer support; hardware certification; and permission to display trademarks or logos. The foregoing requirement insofar as it relates to access to technical information and information about future plans shall not apply to any bona fide joint development effort by Microsoft and a Covered OEM with respect to confidential matters within the scope of that effort. Microsoft shall not terminate a Covered OEM's license for a Windows Operating System Product without having first given the Covered OEM written notice of the reason for the proposed termination and not less than thirty days' opportunity to cure. Microsoft shall not enforce any provision in any Agreement with a Covered OEM that is inconsistent with this Final Judgment.

          3. OEM Flexibility in Product Configuration. Microsoft shall not restrict (by contract or otherwise, including but not limited to granting or withholding consideration) an OEM from modifying the boot sequence, startup folder, internet connection wizard, desktop, preferences, favorites, start page, first screen, or other aspect of a Windows Operating System Product to -

          (1) include a registration sequence to obtain subscription or other information from the user;

          (2) display icons of or otherwise feature other products or services, regardless of the size or shape of such icons or features, or to remove the icons, folders, start menu entries, or favorites of Microsoft products or services;

          (3) display any user interfaces, provided that an icon is also displayed that allows the user to access the Windows user interface; or

          (4) launch automatically any non-Microsoft Middleware, Operating System or application, offer its own Internet access provider or other start-up sequence, or offer an option to make non-Microsoft Middleware the Default Middleware and to remove the means of End-User Access for Microsoft's Middleware Product.

2. Disclosure of APIs, Communications Interfaces and Technical Information. Microsoft shall disclose to ISVs, IHVs, and OEMs in a Timely Manner, in whatever media Microsoft disseminates such information to its own personnel, all APIs, Technical Information and Communications Interfaces that Microsoft employs to enable -

     1. Microsoft applications to interoperate with Microsoft Platform Software installed on the same Personal Computer, or

     2. a Microsoft Middleware Product to interoperate with Windows Operating System software (or Middleware distributed with such Operating System) installed on the same Personal Computer, or

     3. any Microsoft software installed on one computer (including but not limited to server Operating Systems and operating systems for handheld devices) to interoperate with a Windows Operating System (or Middleware distributed with such Operating System) installed on a Personal Computer.

     To facilitate compliance, and monitoring of compliance, with the foregoing, Microsoft shall create a secure facility where qualified representatives of OEMs, ISVs, and IHVs shall be permitted to study, interrogate and interact with relevant and necessary portions of the source code and any related documentation of Microsoft Platform Software for the sole purpose of enabling their products to interoperate effectively with Microsoft Platform Software (including exercising any of the options in section 3.a.iii).

3. Knowing Interference with Performance. Microsoft shall not take any action that it knows will interfere with or degrade the performance of any non-Microsoft Middleware when interoperating with any Windows Operating System Product without notifying the supplier of such non-Microsoft Middleware in writing that Microsoft intends to take such action, Microsoft's reasons for taking the action, and any ways known to Microsoft for the supplier to avoid or reduce interference with, or the degrading of, the performance of the supplier's Middleware.

4. Developer Relations. Microsoft shall not take or threaten any action affecting any ISV or IHV (including but not limited to giving or withholding any consideration such as licensing terms; discounts; technical, marketing, and sales support; enabling programs; product information; technical information; information about future plans; developer tools or developer support; hardware certification; and permission to display trademarks or logos) based directly or indirectly, in whole or in part, on any actual or contemplated action by that ISV or IHV to -

     1. use, distribute, promote or support any Microsoft product or service, or

     2. develop, use, distribute, promote or support software that runs on non-Microsoft Middleware or a non-Microsoft Operating System or that competes with any Microsoft product or service, or

     3. exercise any of the options or alternatives provided under this Final Judgment.

5. Ban on Exclusive Dealing. Microsoft shall not enter into or enforce any Agreement in which a third party agrees, or is offered or granted consideration, to -

     1. restrict its development, production, distribution, promotion or use of, or payment for, any non-Microsoft Platform Software,

     2. distribute, promote or use any Microsoft Platform Software exclusively,

     3.   degrade the performance of any non-Microsoft Platform Software, or

     4. in the case of an agreement with an Internet access provider or Internet content provider, distribute, promote or use Microsoft software in exchange for placement with respect to any aspect of a Windows Operating System Product.

     6. Ban on Contractual Tying. Microsoft shall not condition the granting of a Windows Operating System Product license, or the terms or administration of such license, on an OEM or other licensee agreeing to license, promote, or distribute any other Microsoft software product that Microsoft distributes separately from the Windows Operating System Product in the retail channel or through Internet access providers, Internet content providers, ISVs or OEMs, whether or not for a separate or positive price.

     7. Restriction on Binding Middleware Products to Operating System Products. Microsoft shall not, in any Operating System Product distributed six or more months after the effective date of this Final Judgment, Bind any Middleware Product to a Windows Operating System unless:

          1. Microsoft also offers an otherwise identical version of that Operating System Product in which all means of End-User Access to that Middleware Product can readily be removed (a) by OEMs as part of standard OEM preinstallation kits and (b) by end users using add-remove utilities readily accessible in the initial boot process and from the Windows desktop; and

          2. when an OEM removes End-User Access to a Middleware Product from any Personal Computer on which Windows is preinstalled, the royalty paid by that OEM for that copy of Windows is reduced in an amount not less than the product of the otherwise applicable royalty and the ratio of the number of amount in bytes of binary code of (a) the Middleware Product as distributed separately from a Windows Operating System Product to (b) the applicable version of Windows.

     8. Agreements Limiting Competition. Microsoft shall not offer, agree to provide, or provide any consideration to any actual or potential Platform Software competitor in exchange for such competitor's agreeing to refrain or refraining in whole or in part from developing, licensing, promoting or distributing any Operating System Product or Middleware Product competitive with any Windows Operating System Product or Middleware Product.

     9. Continued Licensing of Predecessor Version. Microsoft shall, when it makes a major Windows Operating System Product release (such as Windows 95, OSR 2.0, OSR 2.5, Windows 98, Windows 2000 Professional, Windows "Millennium," "Whistler," "Blackcomb," and successors to these), continue for three years after said release to license on the same terms and conditions the previous Windows Operating System Product to any OEM that desires such a license. The net royalty rate for the previous Windows Operating System Product shall be no more than the average royalty paid by the OEM for such Product prior to the release. The OEM shall be free to market Personal Computers in which it preinstalls such an Operating System Product in the same manner in which it markets Personal Computers preinstalled with other Windows Operating System Products.

5. Internal Antitrust Compliance. This section shall remain in effect throughout the term of this Final Judgment, provided that, consistent with section 2.e, this section shall not apply to the Applications Business after the Implementation of the Plan.

     1. Within 90 days after the effective date of this Final Judgment, Microsoft shall establish a Compliance Committee of its corporate Board of Directors, consisting of not fewer than three members of the Board of Directors who are not present or former employees of Microsoft.

     2. The Compliance Committee shall hire a Chief Compliance Officer, who shall report directly to the Compliance Committee and to the Chief Executive Officer of Microsoft.

     3. The Chief Compliance Officer shall be responsible for development and supervision of Microsoft's internal programs to ensure compliance with the antitrust laws and this Final Judgment.

     4. Microsoft shall give the Chief Compliance Officer sufficient authority and resources to discharge the responsibilities listed herein.

     5.   The Chief Compliance Officer shall:

          1. within 90 days after entry of this Final Judgment, cause to be delivered to each Microsoft officer, director, and Manager, and each platform software developer and employee involved in relations with OEMs, ISVs, or IHVs, a copy of this Final Judgment together with additional informational materials describing the conduct prohibited and required by this Final Judgment;

          2. distribute in a timely manner a copy of this Final Judgment and such additional informational materials to any person who succeeds to a position of officer, director, or Manager, or platform software developer or employee involved in relations with OEMs, ISVs or IHVs;

          3. obtain from each officer, director, and Manager, and each platform software developer and employee involved in relations with OEMs, ISVs or IHVs, within 90 days of entry of this Final Judgment, and for each person thereafter succeeding to such a position within 5 days of such succession, a written certification that he or she:

               (1) has read, understands, and agrees to abide by the terms of this Final Judgment; and

               (2) has been advised and understands that his or her failure to comply with this Final Judgment may result in conviction for criminal contempt of court;

          4. maintain a record of persons to whom this Final Judgment has been distributed and from whom, pursuant to Section 4.e.iii, such certifications have been obtained;

          5. establish and maintain a means by which employees can report potential violations of this Final Judgment or the antitrust laws on a confidential basis; and

          6. report immediately to Plaintiffs and the Court any violation of this Final Judgment.

     6. The Chief Compliance Officer may be removed only by the Chief Executive Officer with the concurrence of the Compliance Committee.

     7. Microsoft shall, with the supervision of the Chief Compliance Officer, maintain for a period of at least four years the e-mail of all Microsoft officers, directors and managers engaged in software development, marketing, sales and developer relations related to Platform Software.

6. Compliance Inspection. This section shall remain in effect throughout the term of this Final Judgment.

     1. For purposes of determining or securing implementation of or compliance with this Final Judgment, including the provisions requiring a plan of divestiture, or determining whether this Final Judgment should be modified or vacated, and subject to any legally recognized privilege, from time to time:

          1. Duly authorized representatives of a Plaintiff, upon the written request of the Assistant Attorney General in charge of the Antitrust Division of the United States Department of Justice, or the Attorney General of a Plaintiff State, as the case may be, and on reasonable notice to Microsoft made to its principal office, shall be permitted:

               (1) Access during office hours to inspect and copy or, at Plaintiffs' option, demand Microsoft provide copies of all books, ledgers, accounts, correspondence, memoranda, source code, and other records and documents in the possession or under the control of Microsoft (which may have counsel present), relating to the matters contained in this Final Judgment; and

               (2) Subject to the reasonable convenience of Microsoft and without restraint or interference from it, to interview, either informally or on the record, its officers, employees, and agents, who may have their individual counsel present, regarding any such matters.

          2. Upon the written request of the Assistant Attorney General in charge of the Antitrust Division of the United States Department of Justice, or the Attorney General of a Plaintiff State, as the case may be, made to Microsoft at its principal offices, Microsoft shall submit such written reports, under oath if requested, as may be requested with respect to any matter contained in this Final Judgment.

          3. No information or documents obtained by the means provided in this section shall be divulged by a representative of a Plaintiff to any person other than a duly authorized representative of a Plaintiff, except in the course of legal proceedings to which the Plaintiff is a party (including grand jury proceedings), or for the purpose of securing compliance with this Final Judgment, or as otherwise required by law.

          4. If at the time information or documents are furnished by Microsoft to a Plaintiff, Microsoft represents and identifies in writing the material in any such information or documents to which a claim of protection may be asserted under Rule 26(c)(7) of the Federal Rules of Civil Procedure, and Microsoft marks each pertinent page of such material, "Subject to claim of protection under Rule 26(c)(7) of the Federal Rules of Civil Procedure," then 10 calendar days notice shall be given by a Plaintiff to Microsoft prior to divulging such material in any legal proceeding (other than a grand jury proceeding) to which Microsoft is not a party.

7.   Effective Date, Term, Retention of Jurisdiction, Modification.

     1. This Final Judgment shall take effect 90 days after the date on which it is entered; provided, however that sections 1.b and 2 (except 2.d) shall be stayed pending completion of any appeals from this Final Judgment.

     2. Except as provided in section 2.e, the provisions of this Final Judgment apply to Microsoft as defined in section 7.o of this Final Judgment.

     3. This Final Judgment shall expire at the end of ten years from the date on which it takes effect.

     4.   The Court may act sua sponte to issue orders or directions for the
                            --- ------
          construction or carrying out of this Final Judgment, for the enforcement of compliance therewith, and for the punishment of any violation thereof.

     5. Jurisdiction is retained by this Court for the purpose of enabling any of the parties to this Final Judgment to apply to this Court at any time for such further orders or directions as may be necessary or appropriate for the construction or carrying out of this Final Judgment, for the modification of any of the provisions hereof, for the enforcement of compliance herewith, and for the punishment of any violation hereof.

     6. In accordance with the Court's Conclusions of Law, the plaintiff States shall submit a motion for costs and fees, with supporting documents as necessary, no later than 45 days after the entry of this Final Judgment.

8.   Definitions.

     1. "Agreement" means any agreement, arrangement, alliance, understanding or joint venture, whether written or oral.

     2. "Application Programming Interfaces (APIs)" means the interfaces, service provider interfaces, and protocols that enable a hardware device or an application, Middleware, or server Operating System to obtain services from (or provide services in response to requests from) Platform Software in a Personal Computer and to use, benefit from, and rely on the resources, facilities, and capabilities of such Platform Software.

     3. "Applications Business" means all businesses carried on by Microsoft Corporation on the effective date of this Final Judgment except the Operating Systems Business. Applications Business includes but is not limited to the development, licensing, promotion, and support of client and server applications and Middleware (e.g., Office,
                                                         -----
          BackOffice, Internet Information Server, SQL Server, etc.), Internet Explorer, Mobile Explorer and other web browsers, Streaming Audio and Video client and server software, transaction server software, SNA server software, indexing server software, XML servers and parsers, Microsoft Management Server, Java virtual machines, Frontpage Express (and other web authoring tools), Outlook Express (and other e-mail clients),

          Media player, voice recognition software, Net Meeting (and other collaboration software), developer tools, hardware, MSN, MSNBC, Slate, Expedia, and all investments owned by Microsoft in partners or joint venturers, or in ISVs, IHVs, OEMs or other distributors, developers, and promoters of Microsoft products, or in other information technology or communications businesses.

     4. "Bind" means to include a product in an Operating System Product in such a way that either an OEM or an end user cannot readily remove or uninstall the product.

     5. "Business" means the Operating Systems Business or the Applications Business.

     6. "Communications Interfaces" means the interfaces and protocols that enable software installed on other computers (including servers and handheld devices) to interoperate with the Microsoft Platform Software on a Personal Computer.

     7. "Covered OEM" means one of the 20 OEMs with the highest volume of licenses of Windows Operating System Products from Microsoft in the calendar year preceding the effective date of the Final Judgment. At the beginning of each year, starting on January 1, 2002, Microsoft shall redetermine the Covered OEMs for the new calendar year, based on sales volume during the preceding calendar year.

     8. "Covered Shareholder" means a shareholder of Microsoft on the date of entry of this Final Judgment who is a present or former employee, officer or director of Microsoft and who owns directly or beneficially more than 5 percent of the voting stock of the firm.

     9. "Default Middleware" means Middleware configured to launch automatically (that is, by "default") to provide particular functionality when other Middleware has not been selected for this purpose. For example, a default browser is Middleware configured to launch automatically to display Web pages transmitted over the Internet or an intranet that bear the .htm extension, when other software has not been selected for this purpose.

     10. "End-User Access" means the invocation of Middleware directly or indirectly by an end user of a Personal Computer or the ability of such an end user to invoke Middleware. "End-User Access" includes invocation of Middleware by end users which is compelled by the design of the Operating System Product.

     11. "IHV" means an independent hardware vendor that develops hardware to be included in or used with a Personal Computer.

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     12.  "Implementation of the Plan" means full completion of all of the steps described in section 1.c.

     13. "Intellectual Property" means copyrights, patents, trademarks and trade secrets used by Microsoft or licensed by Microsoft to third parties.

     14. "ISV" means any entity other than Microsoft (or any subsidiary, division, or other operating unit of any such other entity) that is engaged in the development and licensing (or other marketing) of software products intended to interoperate with Microsoft Platform Software.

     15. "Manager" means a Microsoft employee who is responsible for the direct or indirect supervision of more than 100 other employees.

     16. "Microsoft" means Microsoft Corporation, the Separated Business, the Remaining Business, their successors and assigns (including any transferee or assignee of any ownership rights to, control of, or ability to license the patents referred to in this Final Judgment), their subsidiaries, affiliates, directors, officers, managers, agents, and employees, and all other persons in active concert or participation with any of them who shall have received actual notice of this Final Judgment by personal service or otherwise.

     17. "Middleware" means software that operates, directly or through other software, between an Operating System and another type of software (such as an application, a server Operating System, or a database management system) by offering services via APIs or Communications Interfaces to such other software, and could, if ported to or interoperable with multiple Operating Systems, enable software products written for that Middleware to be run on multiple Operating System Products. Examples of Middleware within the meaning of this Final Judgment include Internet browsers, e-mail client software, multimedia viewing software, Office, and the Java Virtual Machine. Examples of software that are not Middleware within the meaning of this Final Judgment are disk compression and memory management.

     18.  "Middleware Product" means

          1. Internet browsers, e-mail client software, multimedia viewing software, instant messaging software, and voice recognition software, or

          2.   software distributed by Microsoft that -

               (1) is, or has in the applicable preceding year been, distributed separately from an Operating System Product in the retail channel

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                    or through Internet access providers, Internet content
                    providers, ISVs or OEMs, and

               (2) provides functionality similar to that provided by Middleware offered by a competitor to Microsoft.

     19. "Non-Covered Shareholder" means a shareholder of Microsoft on the record date for the transaction that effects the transfer of ownership of the Separated Business under Section 1.c.iii who is not a Covered Shareholder on the date of entry of this Final Judgment.

     20.  "OEM" means the manufacturer or assembler of a personal computer.

     21. "Operating System" means the software that controls the allocation and usage of hardware resources (such as memory, central processing unit time, disk space, and peripheral devices) of a computer, providing a "platform" by exposing APIs that applications use to "call upon" the Operating System's underlying software routines in order to perform functions.

     22. "Operating System Product" means an Operating System and additional software shipped with the Operating System, whether or not such additional software is marketed for a positive price. An Operating System Product includes Operating System Product upgrades that may be distributed separately from the Operating System Product.

     23. "Operating Systems Business" means the development, licensing, promotion, and support of Operating System Products for computing devices including but not limited to (i) Personal Computers, (ii) other computers based on Intel x86 or competitive microprocessors, such as servers, (iii) handheld devices such as personal digital assistants and cellular telephones, and (iv) television set-top boxes.

     24. "Personal Computer" means any computer configured so that its primary purpose is to be used by one person at a time, that uses a video display and keyboard (whether or not the video display and keyboard are actually included), and that contains an Intel x86, successor, or competitive microprocessor, and computers that are commercial substitutes for such computers.

     25. "Plaintiff" means the United States or any of the plaintiff States in this action.

     26.  "Plan" means the final plan of divestiture  approved by the Court.

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     27.  "Platform Software" means an Operating System or Middleware or a combination of an Operating System and Middleware.

     28. "Remaining Business" means whichever of the Operating Systems Business and the Applications Businesses is not transferred to a separate entity pursuant to the Plan.

     29. "Separated Business" means whichever of the Operating Systems Business and the Applications Businesses is transferred to a separate entity pursuant to the Plan.

     30. "Technical Information" means all information regarding the identification and means of using APIs and Communications Interfaces that competent software developers require to make their products running on any computer interoperate effectively with Microsoft Platform Software running on a Personal Computer. Technical information includes but is not limited to reference implementations, communications protocols, file formats, data formats, syntaxes and grammars, data structure definitions and layouts, error codes, memory allocation and deallocation conventions, threading and synchronization conventions, functional specifications and descriptions, algorithms for data translation or reformatting (including compression/decompression algorithms and encryption/decryption algorithms), registry settings, and field contents.

     31. "Timely Manner": disclosure of APIs, Technical Information and Communications Interfaces in a timely manner means, at a minimum, publication on a web site accessible by ISVs, IHVs, and OEMs at the earliest of the time that such APIs, Technical Information, or Communications Interfaces are (1) disclosed to Microsoft's applications developers, (2) used by Microsoft's own Platform Software developers in software released by Microsoft in alpha, beta, release candidate, final or other form, (3) disclosed to any third party, or
          (4) within 90 days of a final release of a Windows Operating System Product, no less than 5 days after a material change is made between the most recent beta or release candidate version and the final release.

     32. "Windows Operating System Product" means software code (including source code and binary code, and any other form in which Microsoft distributes its Windows Operating Systems for Personal Computers) of Windows 95, Windows 98, Windows 2000 Professional, and their successors, including the Windows Operating Systems for Personal Computers codenamed "Millennium," "Whistler," and "Blackcomb," and their successors.

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                            _______________________
                            Thomas Penfield Jackson
                              U.S. District Judge

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